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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) December 19, 2002

                  APARTMENT INVESTMENT AND MANAGEMENT COMPANY
             (Exact name of registrant as specified in its charter)

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
             MARYLAND                            1-13232                            84-1259577
 (State or other jurisdiction of               (Commission                       (I.R.S. Employer
  incorporation or organization)               File Number)                    Identification No.)
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                    2000 SOUTH COLORADO BOULEVARD, TOWER TWO
                      SUITE 2-1000, DENVER, CO 80222-7900
        (Address of principal executive offices)             (Zip Code)

         Registrant's telephone number, including area code (303) 757-8101

                                 NOT APPLICABLE
         (Former name or Former Address, if Changed Since Last Report)
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ITEM 5. OTHER EVENTS.

    Apartment Investment and Management Company ("Aimco") announced today its outlook for the fourth quarter and full year 2002 and full year 2003. The press release of Apartment Investment and Management Company ("Aimco"), dated December 19, 2002, attached hereto as Exhibit 99.1, is incorporated herein by reference. Aimco will host a live Webcast on January 9, 2003 at noon EST. The Webcast will be available live and for replay through Aimco's Website at: aimco.com/ about/03Outlook.asp. The information contained on Aimco's Website is not incorporated by reference herein.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

    (c) Exhibits

        The following exhibits are filed with this report:

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
   EXHIBIT NUMBER       DESCRIPTION
---------------------   -----------
        99.1            Press Release of Apartment Investment and Management
                        Company, dated December 19, 2002.
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                                       2
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                                   SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

    Dated: December 19, 2002

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
                                                       APARTMENT INVESTMENT AND MANAGEMENT COMPANY

                                                       By:  /s/ PAUL J. MCAULIFFE
                                                            -----------------------------------------
                                                            Paul J. McAuliffe
                                                            Executive Vice President and Chief
                                                            Financial Officer

                                                       By:  /s/ THOMAS C. NOVOSEL
                                                            -----------------------------------------
                                                            Thomas C. Novosel
                                                            Senior Vice President and Chief Accounting
                                                            Officer
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                                       3
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                                 EXHIBIT INDEX

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
     EXHIBIT NO.        DESCRIPTION
---------------------   -----------
        99.1            Press Release of Apartment Investment and Management
                        Company, dated December 19, 2002.
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